UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2010

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2010, The LGL Group, Inc. (the “Company”) granted Gregory P. Anderson, its President and Chief Executive Officer, and R. LaDuane Clifton, its Chief Accounting Officer, 3,598 and 2,080 restricted shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), respectively, as bonus payments for 2010, under the Company’s 2001 Equity Incentive Plan.  These shares will vest as follows: 30% on the first anniversary of the grant date; an additional 30% on the second anniversary of the grant date; and the remaining 40% on the third anniversary of the grant date.

Item 5.07.              Submission of Matters to a Vote of Security Holders.

On December 15, 2010, Company held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”).

The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting: (i) the election of seven directors to serve until the Company’s 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and (ii) the ratification of the appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  The number of shares of the Company’s common stock outstanding and eligible to vote as of October 18, 2010, the record date of the Annual Meeting, was 2,250,373.

Each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote of the Company’s stockholders.  Set forth below is the number of votes cast for or withheld for director nominees, as well as the number of votes cast for or against and abstentions with respect to the ratification proposal.  There were no broker non-votes on the ratification proposal.

Nominee	For	Withheld
Marc Gabelli	1,388,386	39,962
Timothy Foufas	1,388,386	39,962
Patrick J. Guarino	1,360,080	68,268
Michael Chiu	1,388,386	39,962
Paul D. Kaminski	1,388,386	39,962
Hans Wunderl	1,112,013	316,335
Robert S. Zuccaro	1,388,386	39,962
Proposal	For	Against	Abstain	Broker Non-Votes
Ratification of Appointment of J.H. Cohn LLP	2,085,263	2,419	3,586	—

Item 8.01.	Other Events.

On December 21, 2010, the Company issued a press release announcing the results of the Annual Meeting, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.                                Description

99.1                                          Press Release dated December 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 21, 2010	THE LGL GROUP, INC.

	By:	/s/ R. LaDuane Clifton
		Name:	R. LaDuane Clifton
		Title:	Chief Accounting Officer

EXHIBIT INDEX
Exhibit No.                                Description

99.1                                          Press Release dated December 21, 2010.